Withholding Taxes Receivables, Net	12 Months Ended
Dec. 31, 2021
Disclosure of acquired receivables [text block] [Abstract]
WITHHOLDING TAXES RECEIVABLES, NET
7.	WITHHOLDING TAXES RECEIVABLES, NET

	2021	2020
Balance at January 1,	$4,225,039	$6,865,971
Addition	826,634	728,165
Collection	(648,025)	(1,527,771)
Write off	-	(710,219)
Allowance for uncollectible	(190,038)	(1,055,775)
Exchange difference	(681,657)	(75,332)
Balance at December 31,	$3,531,953	$4,225,039

	As of December 31,
	2021	2020
Current portion	$-	$690,487
Non-current portion	3,531,953	3,534,552
Withholding taxes receivables, net	$3,531,953	$4,225,039

During 2020, the Company received a withholding taxes refund for THB 47,812,370 (approximately $1.5 million) in connection with the Company’s 2013 to 2015 withholding taxes refund applications (totaled THB 89,268,913 or approximately $2.9 million): the balance of the refund amounted to THB 20,724,273 (approximately $0.7 million) was received in January 2021. During the year ended December 31, 2020, the Company wrote off approximately $0.7 million, representing the difference between the receivable recorded and amount of known refund from the Thai Revenue Department. The Company did not have any write offs during the year ended December 31, 2021.

Out of prudence, based on amount written off for the receivable related to year 2013 to 2015, the Company recorded an allowance of approximately $1.1 million against its withholding taxes receivable for year 2016 through 2020 during the year ended December 31, 2020, and an allowance of approximately $0.2 million against its withholding taxes receivable for the year ended December 31, 2021.